Income Taxes	12 Months Ended
Sep. 30, 2012
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The Consolidated Statements of Financial Condition at September 30, 2012 and 2011 include net deferred tax assets (liabilities) of $8,449,000 and $(17,075,000), respectively, that have been provided for the temporary differences between the tax basis and the financial statement carrying amounts of liabilities and assets. The major sources of these temporary differences and their deferred tax effects were as follows:

September 30,	2012	2011
	(In thousands)
Deferred tax assets
Loan loss reserves	$48,932	$56,930
REO reserves	24,003	41,268
Asset Purchase Tax Basis Difference (net)	29,165	27,068
Delinquent accrued interest	5,932	7,380
Other, net	958	1,236
Total deferred tax assets	108,990	133,882
Deferred tax liabilities
FDIC indemnification asset	21,050	24,973
Federal Home Loan Bank stock dividends	35,557	36,161
Valuation adjustment on available-for-sale securities	7,731	49,845
Loan origination costs	12,670	13,098
Depreciation	22,313	24,751
Deferred gain on forward commitments	—	890
Core deposit intangible	1,220	1,239
Total deferred tax liabilities	100,541	150,957
Net deferred tax asset (liability)	8,449	(17,075)
Current tax asset (liability)	14,064	15,540
Net tax asset (liability)	$22,513	$(1,535)

A reconciliation of the statutory federal income tax rate to the effective income tax rate follows:

Year ended September 30,	2012	2011	2010
Statutory income tax rate	35%	35%	35%
IRS tax settlement	—	—	(32)
State income tax	2	2	2
Other differences	(1)	(1)	(1)
Effective income tax rate	36%	36%	4%

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2012	2011
	(In thousands)
Balance at October 1,	$4,191	$3,893
Tax positions related to current year:
Additions	—	—
Reductions	—	—
Tax positions related to prior years:
Additions	506	520
Reductions	—	—
Settlements with taxing authorities	—	—
Lapses in statues of limitations	(188)	(222)
Balance at September 30,	$4,509	$4,191

As of 2012 and 2011, the Company's liability for uncertain tax positions was $3.2 million and $3.0 million, respectively. Included in the balance of unrecognized tax benefits at 2012, are $1.1 million of tax benefits that, if recognized, would affect the effective tax rate. The Company records interest and penalties related to uncertain tax positions in income tax expense. As of 2012 and 2011, there were approximately $2.0 million and $1.6 million, respectively, of accrued interest and $0.3 million and $0.3 million, respectively, of accrued penalties.
Based on current information the Company does not expect that changes in the amount of unrecognized tax benefits over the next twelve months will have a significant impact on the results of operations or the financial position of the Company.
The Company's federal income tax returns are open for the tax years 2009 through 2012. State income tax returns are generally subject to examination for a period of three to five years after filing of the respective return. The state impact of any federal changes remains subject to examination by various states for a period of up to two years after formal notification to the states. The Company has various state income tax returns in the process of examination, administrative appeals or litigation. The Company's unrecognized tax benefits are related to state returns open from 1999 through 2011.
The Company has been examined by the Internal Revenue Service through the year ended September 30, 1990. There were no material changes made to the Company's originally reported taxable income as a result of this examination.